Wells Fargo Healthcare Conference SEPTEMBER 2015 Exhibit 99.1

Forward-looking Statements
This presentation contains certain forward-looking information about ZIOPHARM Oncology, Inc. that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, as
amended. Forward-looking statements are statements that are not historical facts, and in some cases can be identified by terms such as "may," "will," "could," "expects," "plans," "anticipates," and "believes." These statements include, but are not limited to, statements regarding the progress, timing and results of preclinical and clinical trials involving the Company's drug candidates, and the progress of the Company's research and development programs. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements. These risks and uncertainties include, but are not limited to: whether chimeric antigen receptor T cell (CAR T) approaches, Ad-RTS-IL-12, TCR and NK cell-
based therapies, or any of our other therapeutic candidates will advance further in the pre-clinical or clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies and for which indications; whether chimeric antigen receptor T cell (CAR T) approaches, Ad-RTS-IL-12, TCR and NK cell-based therapies, and our other therapeutic products will be successfully marketed if approved; the strength and enforceability of our intellectual property rights; competition from other pharmaceutical and biotechnology companies; and the other risk factors contained in our periodic and interim SEC reports filed from time to time with the Securities and Exchange
Commission, including but not limited to, our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and our
Quarterly Report on Form 10Q for the quarter ended June 30, 2015. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

•
NASDAQ: ZIOP
•
Robust synthetic immunology pipeline
Virotherapy
& adoptive cell therapy
Multiple partnerships
•
Differentiated technology platforms
Gene switch, non-viral integration and viral-based delivery
•
Multiple trial launches in 2015/2016
•
Well capitalized
Cash and equivalents of $176.1 million (Pro forma)
Sufficient to fund our planned operations into Q1 2018
Highlights

Delivering on the Premise and Promise of
Gene and Immune-based Therapies
Fully Aligned with research and
development (Intrexon)
Big pharma partnership (CARs)
Bio-processing for next-generation
products
Aligned with academic centers for
manufacturing of cells for
investigator-initiated trials
Contract manufacturing for ZIOP-
sponsored trials in place
Established suite of correlative
studies
Undertaking multi-center gene
therapy trials
Multi-faceted approach to gene
therapy (non-viral and viral)
Ability to manipulate the immune
response in situ (generate immune
response within patient)
Ability to provide an immune
response (infuse immune cells)
Ability to manipulate virus after
infusion
Ability to manipulate immune cells
after infusion
Immune cells targeting tumor
through CAR, TCR, and NK
Infuse patient-derived immune cells
Infuse 3
rd
party (allogeneic) immune
cells

Gene on
(+ oral activator ligand)
AL
Inducible Promoter
Target Gene

Virotherapy RTS ® Gene Switches Viral & Non-viral Gene Integration Cell Therapy CAR-T, TCR and NK Cells Autologous and Allogeneic Our Approach 5

ZIOPHARM Oncology

Oral Activator
Ad-RTS-hIL-12
Oral Activator
Distant Tumors
Intratumoral Injection
NK
CTLs
Cytotoxic Response
Lymphatics
APC
CD8+
CD4+
IL-12
IFNg
Draining Lymph Node

IL-12 Virotherapy
Adenoviral vector engineered
to express IL-12 utilizing
RheoSwitch Therapeutic
System
®
(RTS
®
) gene switch
Injected intra-tumor with IL-12
expression controlled via
administration of oral activator
ligand veledimex
Regulated intra-tumoral
expression of IL-12 promotes
activation of tumor-infiltrating
lymphocytes to drive cytotoxic
immune response against
distant tumors

Treat locally to control local disease
Treat locally to control systemic disease

Improved persistence and
survival in tumor
microenvironment
Limits on-target, off-tumor
toxicities
Administer virus locally to
achieve systemic anti-tumor
effects (Breast)
Administer virus locally to
achieve local anti-tumor effects
(GBM)
RTS®
Gene Switch Technology

Best Overall Response from Noninjected Lesions and Total Tumor Burden in Evaluable Breast Cancer Subjects

Lesion Diameter
%change from baseline
100
50
20
0
-30
-50
-100

Expression of functional IL-12 in human subjects by direct intra-tumoral injection of Ad-RTS-hIL-12 + oral veledimex generates downstream IFNg production and rapid systemic elevation of IL-10 and IP-10
Documented systemic immune activation and clinical effect in advanced, heavily pretreated melanoma and breast cancer patients
Adverse event profile, including cytokine release syndrome, of Ad-RTS-hIL-12
+ veledimex is predictable, controllable, and fully and rapidly reversible on stopping veledimex. Several subjects then restarted on veledimex
Ad-RTS-IL-12 Gene Therapy
Clinical Response To Date

ZIOPHARM Oncology

Northwestern Memorial Hospital
ZIOPHARM Oncology
DANA-FARBER/BRIGHAM AND WOMEN'S CANCER CENTER
STANFORD SCHOOL OF MEDICINE
THE UNIVERSITY OF CHICAGO PRITZKER SCHOOL OF MEDICINE
CEDARS-SINAI

Early Response Data Expected in 4Q 2015
Phase 1 Study of IL-12 Gene Therapy in Recurrent
or Progressive Glioblastoma/Grade III Malignant Glioma
A Multi-Center Gene Therapy Study
A single cycle of Ad-RTS-hIL-12 +
escalating veledimex
1O : Safety and tolerability
2O : Determine MTD
and immune
response, including ORR, PFS
and OS
N = 72
Recurrent or progressive
glioblastoma or Grade III
malignant glioma
Stratified according to clinical
indication for tumor resection:
Resection plus injection vs.
stereotactic injection alone

ZIOPHARM Oncology

ZIOPHARM Oncology

Memorial Sloan Kettering Cancer Center

Immunotherapy phase of treatment
A single cycle of Ad-RTS-hIL-12 +
veledimex
goal of maintaining or improving pre-
study response
1
O
: Safety and tolerability
2
O
: ORR, disease control and
biomarkers
N = 40
locally advanced or
metastatic breast cancer of
all subtypes
up to 20% (8 subjects) with
HER2+ breast cancer
Response (PR or SD) to
first-
or second-line
standard therapy
Suspend
chemotherapy
phase of
treatment
(HER2 therapy
permitted)
Phase 1b/2 Study of IL-12 Gene Therapy in
Locally Advanced/Metastatic Breast Cancer
Early Response Data Expected in 4Q 2015

ZIOPHARM Oncology

Veledimex

2015 | 2016

- Ad-RTS-IL12
- Glioma and breast
- Expand indications
- Combinations

Pipeline
Demonstrated the ability of Veledimex
to cross
blood-brain barrier in animal models (AACR 2014)
Proof-of-concept in humans being explored in
ongoing multi-center gene therapy trial
Combination therapies
Veledimex
for activation of genetically modified T
cells in brain

Tumor
Neo antigens
Lineage-specific antigens
Aberrantly expressed
None identified
Cell surface
Intracellular
CAR
TCR
NK cells

CAR
+
T cells
•
Target cell surface tumor-
associated antigens (TAAs)
independent of HLA
•
“Public” cell surface antigens
TCR
+
T cells
•
Target intracellular TAAs
dependent on HLA
•
“Private” intra-cellular
antigens
NK cells
•
Target tumor with loss of
HLA
•
No “antigens”
Cell Therapy

ZIOPHARM Oncology

Transposon DNA plasmid
IR/DR
hEF1α
IR/DR
CAR
Transposase DNA plasmid
(or *in vitro* transcribed mRNA)
CMVIE
SB11
Transposase

Transposase
CAR
Transposon
Nucleus
Cytoplasm

13 Sleeping Beauty (SB) Non-viral Gene Integration Step 1 (safety) Step 2 (efficacy) Step 3 (scale)

Pre-emptive donor lymphocyte Infusion with CD19-
directed
CAR
+
T
cells
infused
after
autologous
hematopoietic stem-cell transplantation (HSCT)
Population
7 patients with advanced non-Hodgkin
lymphoma (NHL)
Safety
Patients have not demonstrated any
acute
or
late
toxicity
to
CAR
+
T-cell
infusions
Efficacy
100% of patients remain alive following
a single CAR
+
T-cell infusion with a
median follow-up of 24 months
86%
of
patients
(n=6)
remain
alive
and
in complete remission (CR)
Trial at MDACC; Will be submitted for publication

Pre-emptive donor lymphocyte infusion with CD19-
directed,
CAR
+
T
cells
infused
after
allogeneic
HSCT
*Wilhelm et al. J Oncol
Pharm Practice, 2014, 20:257
Population
19
patients
with
advanced
CD19
+
ALL
(n=17) or
NHL (n=2)
Safety
3 patients developed GVHD which is lower than the
expected
range
after
allogeneic
HSCT
alone
Efficacy
58% of patients (n=11/19) remain in complete
remission (CR) and 10/19 remain alive and in CR (1
death in CR) following CAR
+
T-cell infusion with a
median follow-up of 6.5 months post transplant
among survivors.
Among 8 patients who received haplo-HCST and
CAR, 100% of remain alive and 75% remain in
remission
Rate
of
CMV
reactivation
after
CAR
+
T-cell
administration was 24% vs. 41% previously reported
for our patients without infusion
Trial at MDACC, Updated from EHA 2015; Will be submitted for publication

ZIOPHARM Oncology

a
Autologous
ddPCR
qPCR
Transgene copies by ddPCR (no./ug of gDNA)
Transgene copies by Q-PCR (no./ug gDNA)
40000
35000
30000
25000
20000
10000
8000
6000
4000
2000
0
4.0
3.5
3.0
2.5
2.0
1.0
0.8
0.6
0.4
0.2
0.0
0 10 20 30 40 100 200 300 400
Days after CAR+ T-cell infusion
b
Allogeneic
ddPCR
qPCR
Transgene copies by ddPCR (no./ug of gDNA)
Transgene copies by Q-PCR (no. /ug of genomic DNA)
6000
4000
2000
0
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0 10 20 30 40 100 200 300 400
Days after CAR+ T-cell infusion

16 Persistence of Infused CAR + T Cells Trial at MDACC, Updated from EHA 2015; Will be submitted for publication

ZIOPHARM Oncology

Effector cells

Signal
Linker
VH
VL
scFv
Ectodomain
Spacer
Transmembrane
Endodomain
Intracytoplasmic

Chimeric antigen receptor

Cytokine
Receptor
Jak
Jak
P
Cytoplasm
Stat
Nucleus

Cytokine

BIOPROCESSING

CAR DESIGN

CYTOKINE

TIME IN CULTURE

17 Improving Therapeutic Potential of CAR + T Cells Signals 1 & 2 Signal 3

CAR$^+$ T cells

IL-15
Full-length
IL-15Rα
Cell Membrane

Established Disease Model

No T cell
Modified-2 CAR
Modified-2 CAR + mIL15
Tumor burden
5
9
13
16
20
23
26
33
37
Days after tumor injection
T cell infusion

1.
New CAR designs for patients
with hematologic malignancies
and solid tumors
2.
Combining CAR with cytokines
–
IL-12
–
IL-15
•
TCR-based T-cell therapy
•
NK-cell immunotherapy
Next-generation Adoptive Cell-based Clinical
Trials

ZIOPHARM Oncology

On-target tumor lysis
Systemic toxicity
Off-target toxicity
On-target, off-tissue toxicity

19 How do we achieve on-target anti-cancer activity? The Promise and Challenges of DNA-based Immuno-Oncology Avoid

ZIOPHARM Oncology

Target CAR to tumor site

Homing to tumor sites

Limit CAR Expression

Drug-induced suicide

CAR expression by mRNA

Limit CAR Activation

Signal splitting

Inhibitory CAR to normal tissue

Recognition of combinatorial epitope

Inducible CAR Expression

Normal
Normal
Tumor

Dependent on antigen density

Tune affinity of scFv to separate friend from foe

20 Strategies to widen therapeutic index to Target Solid Tumors

ZIOPHARM Oncology

Current manufacturing		Off-the-shelf (OTS) CAR$^+$ T-cells
One product for single patient	↔	One product for many patients
Lower Quality/quantity of T-cells	↔	T-cells from healthy donor
Time to generate product	↔	Pre-prepared for infusion
Heterogeneity of product	↔	Limited heterogeneity
Limited to a single point-of care	↔	Pre-deployed at multiple points of care

Distributed manufacturing
Single point-of-care

Centralized manufacturing
Multiple points-of-care

21 Off-the-shelf T Cells

ZIOPHARM Oncology

Healthy donor
Gene insertion & editing of T cells
Vial
Dispense
Recipients

22 Elimination of Endogenous TCR

23 Fitting Together the Pieces of the Puzzle NK cells T cells TCRs CARs Virotherapy Cytokines Remote Controlled

24 Clinical Programs Ziopharm 2015 Ad-RTS-IL12 Multicenter CARs MDACC

25 Clinical Programs Ziopharm 2016+ Ad-RTS-IL12 CARs and interleukin Multicenter NK cells TCRs CARs Multicenter MDACC MDACC Multicenter

Abstracts
•
European Hematology Association (June 2015)
–
Donor-derived, CD19-directed, CAR-modified T cells infused after allogeneic hematopoietic stem-cell transplantation as pre-
emptive donor lymphocyte infusion in patients with CD19+ malignances
•
CRI-CIMT-EATI-AACR (September 2015)
–
Demonstration of systemic antitumor immunity via intratumoral regulated expression of IL-12 in advanced breast cancer and melanoma patients
–
Demonstration of systemic antitumor immunity via intratumoral regulated expression of IL-12 as a gene therapy approach to treatment of cancer
–
Bio-engineered Dectin-1 CAR+ T cells to control invasive fungal infection
–
Ex-vivo generation of clinical grade T cells by using activating and propagating feeder cells to cross-link T cell receptor
–
Designing CARs for personalized immunotherapy: rapid assembly of CARs from principal components using “EZ-CAR” platform
–
Transcriptional
and
epigenetic
signatures
of
ex
vivo
propagated
three
distinct
TCR
V
1,
TCR
V
2
and
TCR
V
3
cell
subtypes
with broad specificity for malignancies
Papers
–
Sleeping Beauty Transposition of Chimeric Antigen Receptors Targeting Receptor Tyrosine Kinase-Like Orphan Receptor-1
(ROR1) into Diverse Memory T-Cell Populations. PLoS
One. 2015 Jun 1;10(6):e0128151 PMID: 26030772
–
Genetic Engineering of T Cells to Target HERV-K, an Ancient Retrovirus on Melanoma. Clin
Cancer Res. 2015 Mar 31. [Epub
ahead of print] PMID: 25829402
–
Moving from tinkering in the garage to assembly line production: the manufacture of genetically modified T cells expressing chimeric antigen receptors (CARs) comes on line. Cancer Gene Ther. 2015 Mar;22(2):64-6. PMID: 25675874
–
Manufacture of T cells using the Sleeping Beauty system to enforce expression of a CD19-specific chimeric antigen receptor.
Cancer Gene Ther. 2015 Mar;22(2):95-100. PMID: 25591810
–
Tuning Sensitivity of CAR to EGFR Density Limits Recognition of Normal Tissue While Maintaining Potent Antitumor Activity.
Cancer Res. 2015 Sep 1;75(17):3505-18. PMID: 26330164
Extensive Data Outreach…

CRI-CIMT-EATI-AACR Immunotherapy Conference September 16-19, NY, NY
SITC November 4-8, National Harbor, MD
SNO
November 19-23, San Antonio, TX
CAR-T Summit November 12-13, Boston, MA
ASH
December 5-8, Orlando FL
SABCS
December 9-12, San Antonio TX
Additional papers
…With More to Come for 2015

ZIOPHARM Oncology Pipeline
Solid
Tumors
2016+
Heme
2015+
Virotherapy
Multi-
center
trials
2015+
Multi
Modal
2016+
Expanded
Indications
2016+
Single
Agent
2015+
CAR
Cytokine
2016+
Adoptive Cell Therapy
TCR
2016+
CAR
2015+
NK cells
2016+
T cells
2015+
Allogeneic
2016+
Autologous
2015+

Wells Fargo Healthcare Conference SEPTEMBER 2015